186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 STRIVE Part A Phase 2 topline data March 2018

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear Cidara Pipeline Programs Indication Discovery Research/ in vitro in vivo IND Enabling Phase 1 Phase 2 Phase 3 Rezafungin Treatment (Candida) Rezafungin Fungal Prophylaxis in alloBMT CloudbreakTM Immunotherapy Platform Cloudbreak Antibody Drug Conjugates (ADC) Gram (-) Infections Infectious Disease Focus Hematology/Transplant Focus 2

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear STRIVE Part A: Candidemia & Invasive Candidiasis 400/400/(400)mg n=30 400/200/(200)mg n=30 Week 1 2 3 4 5 6 7 8 9 Day 1 5 8 15 22 28 Dose Optional dose Mycological response Mycological & clinical response: 1 ENDPOINT Mycological & clinical response (IC only) 45 35 42 49 56 59 Mycological & clinical response Caspofungin 70/50/(50)mg n=30 Week 1 2 3 4 5 6 7 8 9 Day 1 5 8 15 22 28 45 35 42 49 56 59 70mg Dose 50mg Dose All cause mortality Not powered for inferential statistics. Rezafungin Analysis Populations:  The Intent-to-treat (ITT) population: all randomized subjects  The Safety population: all subjects who received any amount of study drug  The Microbiological Intent-to-treat population (mITT): all subjects in safety population who had documented Candida infection 3

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear Major objectives of STRIVE Part A Select a dosing regimen for STRIVE Part B and Phase 3 based on: • Clinical and mycological cure by time, severity and empiric treatment • Tolerability, safety and adverse events • Relative performance vs caspofungin in light of 20% NI margin in Phase 3 4

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear 5 Topline Baseline Characteristics ITT Population Parameter Rezafungin 400 mg/400 mg (QWk) N= 35 Rezafungin 400 mg/200 mg (QWk) N= 36 Caspofungin 70 mg/50 mg (QD) N= 36 n (%) Age Mean age, yrs (SD) [Range] 56.9 (15.90) [24.0, 88.0] 57.0 (14.26) [26.0, 84.0] 60.7 (17.23) [24.0, 93.0] Diagnosis Candidemia 32 (91.4) 31 (86.1) 33 (91.7) IC 3 (8.6) 5 (13.9) 3 (8.3) APACHE II score 0-9 12 (34.3) 9 (25.0) 9 (25.0) 10-19 16 (45.7) 18 (50.0) 21 (58.3) ≥20 6 (17.1) 8 (22.2) 3 (8.3) Missing 1 (2.9) 1 (2.8) 3 (8.3) 5

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear 6 Topline Overall Response (Primary Outcome) Day 14 – mITT Population Response Rezafungin 400 mg/400 mg (QWk) N= 33 Rezafungin 400 mg/200 mg (QWk) N= 31 Caspofungin 70 mg/50 mg (QD) N= 28 n (%) Success 19 (57.6) 22 (71.0) 18 (64.3) Failure 7 (21.2) 6 (19.4) 8 (28.6) Indeterminate 7 (21.2) 3 (9.7) 2 (7.1) Excluding Indeterminate Response* Success 19/26 (73.1) 22/28 (78.6) 18/26 (69.2) Failure 7/26 (26.9) 6/28 (21.4) 8/26 (30.8) *Indeterminate response indicates inability to assess outcome due to missing data point(s) 6

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear 7 Topline Investigator Assessment of Clinical Response Day 14 – mITT Population Response Rezafungin 400 mg/400 mg (QWk) N= 33 Rezafungin 400 mg/200 mg (QWk) N= 31 Caspofungin 70 mg/50 mg (QD) N= 28 n (%) Clinical Cure 25 (75.8) 24 (77.4) 20 (71.4) Clinical Failure 7 (21.2) 4 (12.9) 8 (28.6) Indeterminate 1 (3.0) 3 (9.7) 0 Excluding Indeterminate Response Clinical Cure 25/32 (78.1) 24/28 (85.7) 20/28 (71.4) Clinical Failure 7/32 (21.9) 4/28 (14.3) 8/28 (28.6)  Outcome most closely approximating primary outcome from prior IC clinical trials 7

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear 8 Topline Overall Response Day 5 – mITT Population Response Rezafungin 400 mg/400 mg (QWk) N= 33 Rezafungin 400 mg/200 mg (QWk) N= 31 Caspofungin 70 mg/50 mg (QD) N= 28 n (%) Success 19 (57.6) 21 (67.7) 15 (53.6) Failure 10 (30.3) 8 (25.8) 12 (42.9) Indeterminate 4 (12.1) 2 (6.5) 1 (3.6) Excluding Indeterminate Response Success 19/29 (65.5) 21/29 (72.4) 15/27 (55.6) Failure 10/29 (34.5) 8/29 (27.6) 12/27 (44.4)  Comparing single dose of Rezafungin to five doses of Caspofungin 8

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear 9 Topline Overall Success by Severity and Prior Therapy Day 14 – mITT Population Population Rezafungin 400 mg/400 mg (QWk) Rezafungin 400 mg/200 mg (QWk) Caspofungin 70 mg/50 mg (QD) n/N (%) Overall Response 19/33 (57.6) 22/31 (71.0) 18/28 (64.3) High APACHE II score ≥15 6/10 (60) 8/10 (80) 7/12 (58.3) Prior antifungal therapy No 8/11 (72.7) 10/10 (100) 7/9 (77.8) Yes 11/22 (50) 12/21 (57.1) 11/19 (57.9) 9

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear Topline Day 30 All-Cause Mortality (1º Endpoint for Ph3) mITT Population Parameter Rezafungin 400 mg/400 mg (QWk) N= 33 Rezafungin 400 mg/200 mg (QWk) N= 31 Caspofungin 70 mg/50 mg (QD) N= 28 Deaths, n (%) 5 (15.2) 3 (9.7) 5 (17.9) Deaths at Day 30 (%) 5 (15.2) 1 (3.2) 3 (10.7) 10

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear Topline Summary of Adverse Events Safety Population Parameter Rezafungin 400 mg/400 mg (QWk) N= 35 Rezafungin 400 mg/200 mg (QWk) N= 36 Caspofungin 70 mg/50 mg (QD) N= 33 n (%) ≥1 TEAE Severe 31 (88.6) 13 (37.1) 34 (94.4) 10 (27.8) 27 (81.8) 13 (39.4) Study-drug related TEAE 4 (11.4) 6 (16.7) 4 (12.1) TEAE leading to study drug discontinuation 4 (11.4) 1 (2.8) 1 (3.0) Serious AE 13 (37.1) 18 (50.0) 13 (39.4) Study-drug related SAE 0 1 (2.8) 1 (3.0) AE=adverse event TEAE=treatment-emergent adverse event: AE that occurs after the first dose of study drug is administered 11

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear STRIVE A Topline Conclusions  Based on topline data, Phase 2 STRIVE trial met objectives with favorable safety and efficacy data for RZF in candidemia/IC to support advancing to Phase 3 clinical trials  400 mg/200 mg: Efficacy trended the highest in all assessments • Higher rates on all response endpoints compared to CSF • Lower rates for overall mortality and all-cause 30-day mortality (the primary outcome measure in planned Phase 3 study) compared to CSF • Trends towards improved efficacy outcomes despite >2-fold prevalence of most severely ill patients compared to CSF  No concerning AE trends: RZF appears to be safe and well-tolerated • No deaths related to study drug  Topline results strongly support advancing RZF into Phase 3 trials • And selection of 400/200mg for ReSTORE (RZF Phase 3 treatment trial) 12

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear STRIVE Part B provides an early read on treatment Phase 3 Seamless Phase 2 to Phase 3 Strategy Phase 2 STRIVE ( Part A ) Phase 2 STRIVE ( Part B ) Phase 3 ReSTORE Dosing Regimen Global , multicenter , randomized , double blind , active comparator ( caspofungin ) , / invasive candidiasis Low Dose Selected Dose : 1 1 20% 3  High Dose Selected Dose from Part A ) 2 : 1 Enrollment momentum Original Protocol Amended Protocol Phase 3 Protocol Rollover Rollover Increasing statistical robustness Not powered for inferential statistics 20 NI Margin % The patient populations from STRIVE and ReSTORE will bolster the global safety database needed for regulatory filings. 13

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear …two P3 studies, one in each population, with distinct commercial opportunities Topline Phase 2 STRIVE A Data Phase 3 Treatment Trial Start Phase 3 Prophylaxis Trial Start Phase 3 Prophylaxis Interim data STRIVE B Treatment Data Phase 3 Prophylaxis Data 2018 2019 2020 Phase 3 Treatment Data STRIVE Program Enables Phase 3 Treatment and Prophylaxis 14

186, 89, 21 43, 124, 154 28, 83, 102 102, 102, 102 170, 170, 170 Keep this area clear Keep this area clear Rezafungin Overall Phase 3 Development Plan Phase 3 Treatment Trial Indication Phase 3 Size Duration of therapy, Endpoints and Comparators Timing for initiation and data Treatment of Candidemia & Invasive Candidiasis in patients with limited treatment options ~ 150 patients 2-4 week treatment Day 30 all-cause mortality Caspofungin Mid-2018 Mid-2020 Phase 3 Prophylaxis Trial Prophylaxis of Aspergillus, Candida & PCP in patients undergoing allogeneic bone marrow transplant ~450 patients w/ adaptive design 90 day prophylaxis 90 day fungal free survival Fluconazole, Posaconazole, Bactrim Mid-2018 Mid-2020 Based on meetings with FDA in 4Q17 15